Exhibit 24

                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $500,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 9th day of March, 1994.



                                             /s/ C. M. Harper

          ________________________________
                                             C. M. Harper



                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $500,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of March, 1994.


                                             /s/ Robert A. Krane

          ________________________________
                                             Robert A. Krane



                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $500,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 9th day of March, 1994.


                                             /s/ Gerald Rauenhorst

          ________________________________
                                             Gerald Rauenhorst
















                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $500,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 9th day of March, 1994.


                                             /s/ Carl E. Reichardt

          ________________________________
                                             Carl E. Reichardt



                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $500,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 8th day of March, 1994.


                                             /s/ Ronald W. Roskens

          ________________________________
                                             Ronald W. Roskens



                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $500,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 8th day of March, 1994.


                                             /s/ Walter Scott, Jr.

          ________________________________
                                             Walter Scott, Jr.















                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $500,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 8th day of March, 1994.



                                             /s/ William G. Stocks

          ________________________________
                                             William G. Stocks



                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $500,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 8th day of March, 1994.


                                             /s/ Frederick B. Wells

          ________________________________
                                             Frederick B. Wells



                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $500,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of March, 1994.


                                             /s/ Thomas R. Williams

          ________________________________
                                             Thomas R. Williams
















                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $500,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 8th day of March, 1994.


                                             /s/ Clayton K. Yeutter

          ________________________________
                                             Clayton K. Yeutter